UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21606

Centaur Mutual Funds Trust
(Exact name of registrant as specified in charter)

1460 Main Street, Suite 324
Southlake, Texas 76092
(Address of principal executive offices)  (Zip code)

Simon H. Berry, Esq.
Ultimus Fund Solutions LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
 (Name and address of agent for service)

Registrant’s telephone number, including area code: 1-513-587-3400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

TABLE OF CONTENTS

Centaur Total Return Fund
Shareholder Letter	1
Performance Update	6
Schedule of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Highlights	13
Disclosure of Fund Expenses	21
Additional Information	22

Statements in this Semi-Annual Report that reflect projections or expectations of future financial or economic performance of the Fund and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

Investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following additional risks: market risk, management style risk, sector focus risk, foreign securities risk, non-diversified fund risk, credit risk, interest rate risk, maturity risk, investment grade securities risk, junk bonds or lower-rated securities risk, derivative instruments risk, valuation risk for non-exchange traded options, risk from writing call options, real estate securities risk, MLP risk, Royalty Trust risk, risks related to other equity securities, and portfolio turnover risk.More information about these risks and other risks can be found in the Fund’s prospectus and statement of additional information. When the Fund sells covered call options, the Fund gives up additional appreciation in the stock above the strike price since there is the obligation to sell the stock at the covered call option’s strike price.

The performance information quoted in this Semi-Annual Report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.centaurmutualfunds.com.

The securities held by the Fund that are discussed in the Shareholder Letter were held during the period covered by this Semi-Annual Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time and may no longer be held by the Fund. For a complete list of securities held by the Fund as of April 30, 2017, please see the Schedule of Investments section of this report. The opinions of the Fund’s advisor with respect to those securities my change at any time.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. A copy of the prospectus is available at www.centaurmutualfunds.com or by calling Shareholder Services at (1-888-484-5766). The prospectus should be read carefully before investing.

Centaur Total Return Fund	Shareholder Letter
April 30, 2017 (Unaudited)

Dear Centaur Total Return Fund Investors:

The Fund produced a return of 7.55% for the six months ending April 30, 2017. Our primary benchmark, the Dow Jones U.S. Select Dividend Total Return Index, experienced a gain of 10.83% for the same period, while the S&P 500® Total Return Index returned 13.32%.

For the trailing 5-year period ending April 30, 2017, the Fund has produced an annualized return of 8.34% versus the primary benchmark’s return of 14.19% annualized over the same period. The S&P 500® Total Return Index has returned 13.68% annualized for the five years.

For the trailing 10-year period ending April 30, 2017, the Fund has produced an annualized return of 7.51% versus the primary benchmark’s return of 6.63% annualized over the same period. The S&P 500® Total Return Index has returned 7.15% annualized for the ten years.

These comparisons, in addition to the inception-to-date comparative figures, are shown in the table below.

(For the Fund’s most up-to-date performance information, please see our web site at www.centaurmutualfunds.com.)

Performance as of April 30, 2017

Average Annual Total Returns	Past 1 Year	Past 5 Years	Past 10 Years	Since Inception*
Centaur Total Return Fund	10.57%	8.34%	7.51%	8.75%
S&P 500® Total Return Index	17.92%	13.68%	7.15%	8.16%
Dow Jones U.S. Select Dividend Total Return Index	15.60%	14.19%	6.63%	7.89%

Performance shown is for the period ended April 30, 2017. The performance data quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain more current performance data regarding the Fund, including performance data current to the Fund’s most recent month-end, please visit www.centaurmutualfunds.com. The performance data quoted above does not reflect the deduction of the redemption fee and if reflected, the redemption fee would reduce the performance quoted.

The S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks a widely recognized index of common stock prices.

The Dow Jones U.S. Select Dividend Total Return Index is an index of 100 dividend-paying stocks selected according to a methodology developed and administered by Dow Jones & Co. It is not possible to invest in indices (like the S&P 500® Total Return Index and the U.S. Select Dividend Total Return Index) that are unmanaged and do not incur fees and charges.

*	The Fund’s inception date is March 16, 2005.

Total Annual Operating Expenses

	Net Expense Ratio**	Gross Expense Ratio***
Centaur Total Return Fund	2.06%	2.92%

**
The net expense ratio reflects a contractual expense limitation that continues through February 28, 2018. Thereafter, the expense limitation may be changed or terminated at any time. Performance would have been lower without this expense limitation. The Net Expense Ratio above does not correlate to the ratio of total expenses provided in the Financial Highlights table of the Fund’s Semi-Annual Report for the period ended April 30, 2017, as the Financial Highlights table does not include Acquired Fund Fees and Expenses.

***	Gross expense ratio is from the Fund’s prospectus dated February 28, 2017.

Semi-Annual 2017 Fund Update
In a previous letter we added a performance table for your consideration that shows calendar year performance rather than the more conventional mutual fund performance tables. Mutual fund performance is usually presented on a trailing basis (for example, 1 year, 3 years, 5 years, etc) as compared to a benchmark index , and this presentation for our Fund appears above. Below is a slightly different presentation of the Fund’s performance by calendar year with comparisons to the S&P 500® Total Return Index (under the column

Semi-Annual Report | April 30, 2017	1

Centaur Total Return Fund	Shareholder Letter
April 30, 2017 (Unaudited)

“S&P500”) and to our primary benchmark, the Dow Jones U.S. Select Dividend Total Return Index (under the column “DJ US DIV”). Please note that the figures for 2005 represent the performance from the Fund’s launch date in March through year-end; the 2017 figures represent the performance for the first four calendar months of 2017 through April 30.

As the table shows, the Fund has out-performed both of our stated benchmarks from inception to date, but has lagged the fully invested indices since mid-2013. The primary reason for the Fund’s under-performance has been the Fund’s significant cash holdings, which largely reflects our view for the past several years that market prices have been elevated, volatility has been muted, and the environment overall has been a difficult one for our value-oriented approach to investing. Though we are disappointed that the Fund’s returns have not kept up with the benchmark indices, we are satisfied with the returns the Fund has generated on actual capital deployed. We believe the Fund’s returns for 2016 were respectable given that capital actually deployed averaged less than 60% of the Fund’s assets. In the first four months of 2017, actual cash deployed has averaged less than 45% of Fund NAV.

CALENDAR YEAR RETURNS VERSUS BENCHMARKS 2005-2017

YEAR	TILDX	S&P500	DJ US DIV
2005*	9.24%	7.21%	5.38%
2006	15.75%	15.79%	19.54%
2007	-0.63%	5.49%	- 5.16%
2008	-20.55%	-37.00%	-30.97%
2009	43.98%	26.46%	11.13%
2010	20.64%	15.06%	18.32%
2011	-2.33%	2.11%	12.42%
2012	17.94%	16.00%	10.84%
2013	16.78%	32.39%	29.06%
2014	7.20%	13.69%	15.36%
2015	-4.65%	1.38%	-1.64%
2016	11.34%	11.96%	21.98%
2017**	3.55%	7.16%	4.42%
INCEPTION	176.57%	158.83%	150.97%

*	2005 return is from the Fund’s launch on March 16, 2005 through December 31, 2005.

**	2017 return is for the YTD period through April 30.

Some “Big Picture” Thoughts on the Market
In our day-to-day research activities, we try to spend 90% or more of our research time in the ongoing hunt for specific securities that may be mispriced by the market or in the study of businesses and industries to help us understand and evaluate investment opportunities. However, we do think that it is important to occasionally look up from our stock-specific research projects and make an effort to take in the bigger picture. This is not a forecasting or predictive exercise on our part. We consider it mostly a “temperature gauge” to ensure that we don’t venture out into dangerous territory totally unprepared, and to determine whether our current portfolio positioning seems reasonable relative to the opportunity set available to us at any given time. Mostly we just want to get a sense of how the market is behaving and especially to become aware if the market is behaving unusually in some fashion. In terms of a “temperature gauge” the most notable element of the investing environment of early 2017 is the return to extremely low price volatility following some brief spikes in 2016. In fact, the first quarter of 2017 may have been the lowest volatility quarter on record depending upon how one chooses to measure price volatility. The S&P500 Index, for example, did not suffer its first negative 1% trading day of 2017 until mid-March, which completed the longest sequence of trading days without a 1% loss in that index since the mid-1990s.

The reason for this brief discussion of volatility is that we typically utilize periods of high volatility (which are nearly always caused by a meaningful decline in either the broad market or in certain sectors of the market) to add to the Fund’s long exposure by purchasing bargain securities when stocks are falling. Higher volatility levels also impact the prices we receive for selling options against certain

2	www.centaurmutualfunds.com

Centaur Total Return Fund	Shareholder Letter
April 30, 2017 (Unaudited)

Fund holdings, which often allows us to identify investments that we can pair with covered call options to further deploy the Fund’s capital. Another factor that influences our activity level is the factor of stock price dispersion. Even if the market as a whole is expensive or relatively calm, so long as stocks aren’t all moving together we can still find intelligent things to do. Recently, stocks have become highly correlated again (as the market often seems to do when volatility is low) which makes it tough to find valuation “outliers.” Finding bargains is simply very difficult in a period of low volatility and high correlation such as we’ve seen here in the first quarter of 2017. The first quarter of 2016 offered a nice contrast to the environment we’ve seen here in 2017. In Q1 2016, heightened volatility was accompanied by a 10% correction in the S&P500 with many stocks falling much harder than that, increasing price dispersion. Those were excellent conditions in which to find good value and we were actively buying throughout that period, taking the Fund’s market exposure from approximately 40% in January of 2016 to nearly 70% by the end of June 2016. The first calendar quarter of 2017, by contrast, has featured historically high stock prices and high correlation coupled with one of the least volatile quarters in recent market history. In our view this made the first quarter of 2017 a near-perfect environment to sell securities, not buy them.

The Value Investor’s Conundrum
The investing philosophy that we use in managing the Fund’s investments is largely a product of personal experience over full market cycles. I started investing seriously in early 1997. From 1997 to 2000, the S&P500 roughly doubled. From 2000 to 2002, the index fell in half, only to double again by 2007. From late 2007 to early 2009, it roughly fell in half again. For those good at math that is thirteen years where the market didn’t go anywhere, largely because the starting valuations in that sequence were so very high. During those thirteen years there were some really great opportunities to get heavily invested and make a lot of money, and there were some times where one had to play serious defense in order to protect what one had made during the good years. From the market lows of early 2009 to today the S&P500 index has more than tripled. This has been a long nine-year stretch of valuation expansion that in recent years has not been accompanied by commensurate profit growth for most of the publicly traded businesses we follow. The market cycle appears to have been extended this time around by the decline in interest rates that has driven bond yields lower, leaving U.S. stocks as the world’s default least objectionable investable alternative, and the possibility of a major decline in the stock market seems as remote today as it did in late 1998, or late 2006. Few investors are prepared to play defense today.

It is important to remember the lessons of history, which have shown time and again that while even nonsensical market conditions can prevail for longer than one might think, the price-agnostic and risk seeking investing behavior that marks the later stages of every cycle is not sustainable indefinitely. With the fullness of time, investors of every generation discover (occasionally for the second or third time) that markets tend to be cyclical and returns tend to mean-revert. Investor psychology and behavior is nearly perfectly designed to magnify this natural cyclicality: risk-seeking is rewarded and celebrated while it works, money follows recent performance, and defensive investors are penalized or ostracized until they either capitulate and get fully invested or become irrelevant. Understanding this dynamic in intellectual terms unfortunately isn’t terribly helpful in managing the visceral realities of the day-to-day decision making. We feel the same pull towards action and our competitive instincts are a constant source of temptation to loosen our discipline and become part of the herd. There is also no comfort to be gained by pretending we can know what might cause the markets to change or when. That’s the whole point of maintaining discipline in unattractive markets; things can change quickly and without warning. One has to be positioned and prepared before the change happens in order to protect one’s capital and take full advantage of the opportunities that inevitably become available when the pendulum of sentiment swings to fear and doubt.

The utter lack of market volatility remains concerning to us as it reflects broad complacency and lends a seductive patina of safety to a market that we feel offers a very poor combination of future returns and potentially substantial risk of loss. Stock prices are very high so people are buying more. Bonds offer very little return, so investors are going down the risk curve to pick up incremental yield. Volatility is priced at an all-time low, so of course selling volatility to generate income (in the form of covered calls or sold puts) has become increasingly popular. Our game plan in this elevated market remains simple: we show up to work every day and look for opportunities that we think combine attractive return potential without excessive risk. We strive to do the best possible research that we are capable of and then to make the best decisions we can, based on that research. We believe that executing on our investment process should lead to an idiosyncratic portfolio that can withstand whatever the market might throw at us in the future. Ideally, our portfolio’s defensive characteristics (including cash and covered calls) should provide us with the ability to take advantage of any instances of distressed selling on the part of others, which is when the real money in investing is usually made.

Semi-Annual Report | April 30, 2017	3

Centaur Total Return Fund	Shareholder Letter
April 30, 2017 (Unaudited)

Portfolio Update
As of April 30, 2017, the Centaur Total Return Fund was approximately 44% invested in equities (common), exchange-traded and closed-end funds spread across 21 holdings, offset by covered call liabilities equal to less than 0.50% of the Fund’s assets. Cash and money market funds represented approximately 55% of the Fund’s assets. The top ten investments represented approximately 33% of Fund assets.

As of April 30, 2017 our top 10 positions were as follows:

Position	% of Fund Assets
Berkshire Hathaway, Inc., Class B	6.25%
IAC/InterActive Corp	4.08%
Interactive Brokers Group, Inc., Class A	3.95%
Franklin Covey Co.	3.21%
Brown & Brown, Inc.	2.84%
Activision Blizzard, Inc.	2.77%
Alphabet, Inc., Class C	2.74%
XO Group, Inc.	2.65%
USA Technologies, Inc.	2.18%
iShares Silver Trust	1.85%
TOTAL	32.52%

Please refer to the Schedule of Investments section of the Annual Report for a complete listing of the Fund holdings and the amount each represents of the portfolio. Holdings are subject to change without notice.

We will highlight some of the Fund’s portfolio holdings in this section, though with the disclaimer that the Fund’s holdings can and do change in accordance with market prices and with new information.

Usually in this section of the letter we discuss larger positions and securities that we have been recently buying. For this letter, we thought a discussion of why we recently reduced one of the Fund’s larger positions might be equally informative. We significantly trimmed the Fund’s position in Alleghany during early 2017 and as of April 30th the position size was below 2% of Fund NAV. We have owned Alleghany in the Fund for many years, occasionally adding to our position on price weakness and occasionally trimming on price strength. The business itself has been remarkably consistent over the last 15 years or so. Using book value per share (or BVPS, which is generally the preferred metric for assessing wealth creation for insurance companies) Alleghany grew at an annualized rate of 8.5% for the five years ended December 31, 2016. Over the trailing ten year period, the annualized BVPS growth was 7.8% and for the trailing 15 years the growth rate was 8.0%. Interestingly, the common stock has appreciated at a 16.3% compound annualized growth rate over the last five calendar years through 2016, or roughly double the book value growth in that period. As a result of the recent stock price appreciation, the shares traded at the time of our last sale of just over 120% of the most recently reported book value. We’ve historically purchased shares at prices at or below 90% of book value, and Alleghany has wisely repurchased its own shares at attractive prices below book value over the last several years. From 2009 to 2016, the highest price the market was willing to pay for Alleghany was rarely higher than 105% of book value, and on average once per year one could buy shares at prices at or below 90% of book value. The last time Alleghany stock routinely traded as high as 120% of book value was in 2007 just before the financial crisis, and the stock price lagged book value growth for nearly five years thereafter despite solid business results. I bring Alleghany to your attention because it serves as a fairly typical example of what has been going on in the stock market over the past five years, where broad stock market performance has been running much hotter than underlying business performance. We decided to retain a small position in Alleghany because we felt that holding a small residual investment in a consistent and conservatively managed business like Alleghany at a higher than average 1.2X multiple to book value is still preferable to most other alternatives we are able to currently identify. But we cannot justify keeping Alleghany at a larger position size unless we can conjure up reasonable scenarios that would allow Alleghany to suddenly compound book value per share at much higher than the 8% annualized rate it has managed over the last 5, 10, and 15 years. Unfortunately we haven’t been able to come up with a reasonable scenario in which Alleghany suddenly enjoys a much higher growth rate than it has produced in the past.

4	www.centaurmutualfunds.com

Centaur Total Return Fund	Shareholder Letter
April 30, 2017 (Unaudited)

The Fund’s largest new holding in 2017 is Interactive Brokers (not to be confused with IAC / Interactive Corp) which is a business that we have monitored and admired for several years. Interactive Brokers is a growing online investment brokerage business that caters mostly to financial professionals, smaller institutions, and proprietary trading shops. Our research indicates that the company is far and away the industry’s lowest cost provider of brokerage services and also offers superior trading execution. Despite strong account and user growth, the business has recently reported slowing revenue and earnings growth due in large part to the market’s recent historically low volatility. When stocks aren’t moving around, professional traders and investors have less to do, and Interactive Brokers gets less business. It is our view that the company may benefit substantially if market volatility reverts back towards historical levels. In addition, it would seem that the market direction is less important than the activity level of its customers, which generally increases when markets are moving a lot, whether up or down. Our analysis suggests that Interactive Brokers stock is relatively cheap due to recent (and we believe temporarily) depressed earnings, and given the substantial operating leverage in the business, an increase in client trading activity would likely have a magnified impact on operating profits and cash flow.

Final Thoughts
Though we dislike having the Fund positioned so heavily in cash and would like nothing better than to be buyers of high quality stocks at good prices, we believe that the Fund’s current positioning is appropriate to the opportunity set available today. To the extent that we see lower stock prices, higher volatility, and more price dispersion, we expect to be buying securities and adding to the Fund’s market exposure. As we’ve written many times before, if we see a great buying opportunity tomorrow we will act on it, regardless of what we think about the level of stock prices generally. We also want to keep in mind that at some point in the future – and perhaps sooner than many expect - we may encounter an ideal environment for buying securities. Every dollar we have available to us at such a time will be of immense value, which is why it is important that we continue to maintain our standards and ensure that we are getting good value for money we have invested today.

Respectfully submitted,

Zeke Ashton
Portfolio Manager, Centaur Total Return Fund

Semi-Annual Report | April 30, 2017	5

Centaur Total Return Fund	Performance Update
April 30, 2017 (Unaudited)

Growth of $10,000 Investment (Unaudited)
For the period from March 16, 2005 to April 30, 2017:

Performance Returns for the period ended April 30, 2017

Average Annual Total Returns	One Year	Five Year	Ten Year	Since Inception*	Gross Expense Ratio**
Centaur Total Return Fund	10.57%	8.34%	7.51%	8.75%	2.92%

Cumulative Total Investment Returns	Since Inception*	Final Value of $10,000 Investment
Centaur Total Return Fund	176.57%	$27,657
S&P 500® Total Return Index	158.83%	$25,883
Dow Jones U.S. Select Dividend Total Return Index	150.97%	$25,097

This graph assumes an initial $10,000 investment at March 6, 2005, the inception date of The Centaur Total Return Fund (the “Fund”). All dividends and distributions are reinvested, if any. This graph depicts the performance of the Fund versus the S&P 500 Total Return Index and the Dow Jones U.S. Select Dividend Total Return Index. It is important to note the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

*	The Fund’s inception date – March 16, 2005 (Date of Initial Public Investment).

**
The gross expense ratio shown is from the Fund’s prospectus dated February 28, 2017. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.centaurmutualfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends, if any.

6	www.centaurmutualfunds.com

Centaur Total Return Fund	Schedule of Investments
April 30, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — 40.76%

Financials — 17.76%
Alleghany Corp. *	800	$488,560
Berkshire Hathaway, Inc., Class B *	10,000	1,652,100
Brown & Brown, Inc.	17,500	750,750
E-L Financial Corp. Ltd.	100	59,855
Hallmark Financial Services, Inc. *	26,000	273,260
Interactive Brokers Group, Inc., Class A	30,000	1,044,900
PICO Holdings, Inc. (a) *	10,000	161,000
Safeguard Scientifics, Inc. (a) *	21,000	266,700
		4,697,125
Health Care — 1.50%
Medical Facilities Corp.	33,200	395,730

Industrials — 5.88%
Allied Motion Technologies, Inc.	13,000	294,320
Franklin Covey Co. (a) *	40,000	850,000
MiX Telematics Ltd. ADR	65,000	410,800
		1,555,120
Information Technology — 15.62%
Activision Blizzard, Inc.	14,000	731,500
Alphabet, Inc., Class C *	800	724,768
IAC/InterActiveCorp *	13,000	1,079,130
Mind CTI, Ltd.	130,000	319,800
USA Technologies, Inc. (a) *	117,500	575,750
XO Group, Inc. *	40,000	702,000
		4,132,948

Total Common Stocks (Cost $9,128,041)		10,780,923

CLOSED-END FUNDS — 1.62%

Boulder Growth & Income Fund, Inc.	40,000	378,400
Central Securities Corp.	2,000	49,880

Total Closed-End Funds (Cost $337,302)		428,280

EXCHANGE-TRADED FUNDS — 1.85%

iShares Silver Trust (a) *	30,000	489,000

Total Exchange-Traded Funds (Cost $448,361)		489,000

See Notes to Financial Statements
Semi-Annual Report | April 30, 2017	7

Centaur Total Return Fund	Schedule of Investments
April 30, 2017 (Unaudited)

	Shares	Fair Value
MONEY MARKET SECURITIES — 55.35%

Fidelity Investments Money Market Government Portfolio, Class I, 0.61% (b)	14,642,514	$14,642,514

Total Money Market Securities (Cost $14,642,514)		14,642,514

Total Investments – 99.58% (Cost $24,556,218)		26,340,717

Other Assets in Excess of Liabilities – 0.42%		111,981

NET ASSETS – 100.00%		$26,452,698

(a)	All or a portion of the security is held as collateral for written call options.

(b)	Rate disclosed is the seven day effective yield as of April 30, 2017.

*	Non-income producing security.

ADR — American Depositary Receipt

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Asset Services, LLC.

	Number of Contracts	Exercise Price	Maturity Date	Value
WRITTEN CALL OPTIONS - 0.48%
Franklin Covey Co.	150	$17.50	7/21/2017	$(61,500)
PICO Holdings, Inc.	100	15.00	7/21/2017	(17,250)
Safeguard Scientifics, Inc.	171	12.50	7/21/2017	(11,970)
Safeguard Scientifics, Inc.	39	12.50	10/20/2017	(4,485)
iShares Silver Trust	100	17.50	7/21/2017	(2,300)
USA Technologies, Inc.	125	5.00	6/16/2017	(4,375)
USA Technologies, Inc.	375	5.00	9/15/2017	(16,875)

Total Written Call Options (Premiums Received $81,911)				$(118,755)

Summary of Investments	% of Net Assets	Value
Common Stocks
Financials	17.76%	$4,697,125
Health Care	1.50%	395,730
Industrials	5.88%	1,555,120
Information Technology	15.62%	4,132,948
Closed-End Funds	1.62%	428,280
Exchange-Traded Funds	1.85%	489,000
Money Market Securities	55.35%	14,642,514
Other Assets in Excess of Liabilities	0.42%	111,981
Total	100.00%	$26,452,698

See Notes to Financial Statements
8	www.centaurmutualfunds.com

Centaur Total Return Fund	Statement of Assets and Liabilities
April 30, 2017 (Unaudited)

Assets
Investments in securities at fair value (cost $24,556,218)	$26,340,717
Deposit held by broker for options	336,551
Foreign currencies, at value (Cost $2)	2
Receivable for investments sold	199,298
Dividends and interest receivable	14,213
Prepaid expenses	29,863
Total Assets	26,920,644

Liabilities
Options written, at value (premium received $81,911)	118,755
Payable for fund shares redeemed	350
Payable for investments purchased	292,476
Payable to Advisor	21,605
Payable to Administrator	11,246
Payable to custodian	2,870
Other accrued expenses	20,644
Total Liabilities	467,946
Net Assets	$26,452,698

Net Assets consist of:
Paid-in capital	$23,636,227
Accumulated undistributed net investment loss	(151,034)
Accumulated undistributed net realized gain from investments, written options and foreign currency transactions	1,219,685
Net unrealized appreciation(depreciation) on:
Investment securities and foreign currency translations	1,784,664
Written option contracts	(36,844)
Net Assets	$26,452,698
Shares outstanding (unlimited number of shares authorized, no par value)	2,015,000
Net asset value, offering and redemption price per share	$13.13

See Notes to Financial Statements
Semi-Annual Report | April 30, 2017	9

Centaur Total Return Fund	Statement of Operations
For the six months ended April 30, 2017 (Unaudited)

Investment Income
Dividend income (net of $10,954 foreign taxes withheld)	$103,886
Total investment income	103,886

Expenses
Investment Advisor	197,565
Administration	24,795
Fund accounting	25,441
Transfer agent	8,930
Legal	12,646
Registration	13,666
Custodian	6,010
Audit	7,389
Trustee	3,572
Insurance	9,700
Pricing	1,518
Report printing	8,309
Miscellaneous	13,342
Total expenses	332,883
Fees waived by Advisor	(75,714)
Net operating expenses	257,169
Net investment loss	(153,283)

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investment securities and foreign currency transactions	935,612
Net realized gain on written option transactions	52,698
Net change in unrealized appreciation of investment securities and foreign currency translations	1,112,620
Net change in unrealized depreciation of written option contracts	(19,837)
Net realized and unrealized gain on investments	2,081,093
Net increase in net assets resulting from operations	$1,927,810

See Notes to Financial Statements
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Centaur Total Return Fund	Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2017 (Unaudited)	For the Year Ended October 31, 2016
Increase (Decrease) in Net Assets due to:
Operations
Net investment loss	$(153,283)	$(244,395)
Net realized gain on investment securities, written option and foreign currency transactions	988,310	1,538,712
Net change in unrealized appreciation of investment securities, written options and foreign currency translations	1,092,783	40,347
Net increase in net assets resulting from operations	1,927,810	1,334,664

Distributions
From net realized gains	(1,266,793)	(1,487,965)
Total distributions	(1,266,793)	(1,487,965)

Capital Transactions
Proceeds from shares sold	769,764	1,023,147
Redemption fees	—	2,212
Reinvestment of distributions	1,204,762	1,435,907
Amount paid for shares redeemed	(2,105,650)	(6,760,459)
Net decrease in net assets resulting from capital transactions	(131,124)	(4,299,193)
Total Increase (Decrease) in Net Assets	529,893	(4,452,494)

Net Assets
Beginning of period	25,922,805	30,375,299
End of period	$26,452,698	$25,922,805

Accumulated undistributed net investment income (loss)	$(151,034)	$2,249

Share Transactions
Shares sold	59,948	82,807
Shares issued in reinvestment of distributions	94,122	119,559
Shares redeemed	(162,832)	(546,688)
Net decrease in shares outstanding	(8,762)	(344,322)

See Notes to Financial Statements
Semi-Annual Report | April 30, 2017	11

Centaur Total Return Fund	Financial Highlights
For a share outstanding during each of the periods presented.

	For the Six Months Ended April 30, 2017 (Unaudited)		For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Net Asset Value, Beginning of Period	$12.81		$12.83	$13.97	$15.97	$14.06	$13.13

Income from investment operations:
Net investment income (loss)	(0.08)		(0.12)	(0.17)	(0.12)	(0.12)	0.01
Net realized and unrealized gain on investments	1.03		0.75	0.05	0.90	3.12	1.20
Total from Investment Operations	0.95		0.63	(0.12)	0.78	3.00	1.21

Less Distributions:
Net investment income	—		—	—	(0.02)	(0.22)	(0.07)
Net realized gains on investments	(0.63)		(0.65)	(1.03)	(2.78)	(0.88)	(0.26)
Total distributions	(0.63)		(0.65)	(1.03)	(2.80)	(1.10)	(0.33)

Paid in Capital:
Paid in capital from redemption fees	—		— *	0.01	0.02	0.01	0.05

Net Asset Value, End of Period	$13.13		$12.81	$12.83	$13.97	$15.97	$14.06

Total Return (a)	7.55	%(b)	5.25%	(0.87%)	6.38%	22.74%	9.86%

Net Assets, End of Period (in thousands)	$26,453		$25,923	$30,375	$45,186	$65,469	$62,771

Ratio of Gross Expenses to Average Net Assets	2.52	%(c)	2.81%	2.44%	2.21%	2.15%	2.12%
Ratio of Net Expenses to Average Net Assets	1.95	%(c)	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.16	%)(c)	(0.89%)	(0.94%)	(0.63%)	(0.78%)	0.24%

Portfolio Turnover Rate	62	%(b)	127%	112%	135%	170%	91%

(a)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(b)	Not annualized.

(c)	Annualized.

*	Amount less than $0.005 per share.

See Notes to Financial Statements
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Centaur Total Return Fund	Notes to Financial Statements
April 30, 2017 (Unaudited)

1. ORGANIZATION

The Centaur Total Return Fund (the “Fund”), is an active investment portfolio of The Centaur Mutual Funds Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-ended management investment company. The Fund is classified as diversified as defined in the 1940 Act.

The Fund commenced operations on March 16, 2005. The investment objective of the Fund is to seek maximum total return through a combination of capital appreciation and current income. The Fund invests in equity securities of companies that Centaur Capital Partners, L.P. (the “Advisor”) believes are undervalued in the securities markets, but which also offer high dividend yields relative to the yield of the broad market averages.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company for financial reporting purposes under GAAP.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period. Actual results could differ from those estimates.

Investment Valuation
The Fund’s investments in securities are carried at fair value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over‐the‐counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over‐the‐counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures.

Option Valuation
Exchange‐listed options are valued at their last quoted sales price as reported on their primary exchange as of 4:00 p.m. Eastern Time (the “Valuation Time”). For purposes of determining the primary exchange for each exchange‐traded portfolio option the following shall apply: (i) if the option is traded on the Chicago Board Options Exchange (“CBOE”), the CBOE shall be considered the primary exchange for such option, unless the Advisor instructs Ultimus Fund Solutions, LLC (“Ultimus” or the “Administrator”) in writing to use a different exchange as the primary exchange for such option; and (ii) if the option does not trade on the CBOE, the Advisor shall instruct the Administrator in writing as to the primary exchange for such option. Unlisted options for which market quotations are readily available are valued at the last quoted sales price at the Valuation Time. If an option is not traded on the valuation date, the option shall be priced at the mean of the last quoted bid and ask prices as of the Valuation Time. An option may be valued using Fair Valuation when (i) the option does not trade on the valuation date; and (ii) reliable last quoted bid and ask prices as of the Valuation Time are not readily available.

Semi-Annual Report | April 30, 2017	13

Centaur Total Return Fund	Notes to Financial Statements
April 30, 2017 (Unaudited)

Fair Value Measurement
GAAP establishes a framework for measuring fair value and expands disclosure about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 –
Unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments based on the best information available)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.

The valuation techniques used by the Fund to measure fair value during the six months ended April 30, 2017 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2017:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$10,780,923	$—	$—	$10,780,923
Closed-End Funds	428,280	—	—	428,280
Exchange-Traded Funds	489,000	—	—	489,000
Money Market Securities	14,642,514	—	—	14,642,514
Total	$26,340,717	$—	$—	$26,340,717

Other Financial Instruments
Liabilities
Written Options	$(118,755)	$-	$-	$(118,755)
Total	$(118,755)	$-	$-	$(118,755)

For the six months ended April 30, 2017, there have been no significant changes to the Fund’s fair value methodologies. The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. There were no transfers between any levels as of April 30, 2017 based on input levels assigned at October 31, 2016.

14	www.centaurmutualfunds.com

Centaur Total Return Fund	Notes to Financial Statements
April 30, 2017 (Unaudited)

Underlying Investment In Other Investment Companies
The Fund currently seeks to achieve its investment objectives by investing a portion of its assets in Fidelity Investments Money Market Fund – Government Portfolio. The Fund may redeem its investment from the Fidelity Investments Money Market Fund – Government Portfolio at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Fidelity Institutional Money Market Fund. The financial statements of the Fidelity Institutional Money Market Fund, a series of the Fidelity Funds, including the portfolio of investments, are included in the Fidelity Institutional Money Market Fund’s NCSRS filing dated December 5, 2016, available at www.sec.gov or can be found at www.fidelity.com and should be read in conjunction with the Fund’s financial statements. As of April 30, 2017, the percentage of net assets invested in the Fidelity Institutional Money Market Fund was 55.35%.

Derivative Financial Instruments
The following discloses the Fund’s use of derivative instruments:

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivative contracts, such as purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of the investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Risk of Investing in Derivatives
The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivatives and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per the investment objectives, but are the additional risks from investing in derivatives.

One example of these associated risks is liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Semi-Annual Report | April 30, 2017	15

Centaur Total Return Fund	Notes to Financial Statements
April 30, 2017 (Unaudited)

Option Writing/Purchasing
The Fund may write or purchase option contracts to adjust risk and return of its overall investment positions. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to or subtracted from the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and from unexpected movements in security values. Written option activity for the six months ended April 30, 2017 was as follows:

	Contracts	Premiums Received
Options Outstanding, Beginning of Period	685	$106,593
Options written	1,220	150,877
Options closed	(845)	(175,559)
Options Outstanding, End of Period	1,060	$81,911

Statement of Assets and Liabilities – Fair Value of Derivative Instruments as of April 30, 2017(a):

Risk Exposure	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Equity (Written Options Contracts)	N/A	N/A	Options written, at Value	$118,755

(a)	For open derivative instruments as of April 30, 2017, see the Schedule of Investments, which is also indicative of the activity for the six months ended April 30, 2017.

The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2017:

Risk Exposure	Statement of Operations Location	Realized Gain of Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Equity (Warrants)	Net realized gain on investment securities transactions/ Net change in unrealized appreciation of investment securities	$166,699	$(133,987)
Equity (Purchased Options Contracts)	Net realized gain on investment securities transactions/ Net change in unrealized appreciation of investment securities	74,139	345
Equity (Written Options Contracts)	Net realized gain on written option transactions/ Net change in unrealized depreciation of option contracts	52,698	(19,837)
Total		$293,536	$(153,479)

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Centaur Total Return Fund	Notes to Financial Statements
April 30, 2017 (Unaudited)

Balance Sheet Offsetting Information
During the ordinary course of business, the Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows a Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of April 30, 2017, the Fund was not invested in any portfolio securities or derivatives that could be netted subject to netting arrangements. The following table provides a summary of amounts related to derivative instruments and amounts related to financial instruments and cash collateral not offset in the Statement of Assets and Liabilities as of April 30, 2017:

		Amounts not Offset in Statement of Assets and Liabilities
	Gross Amounts Presented in Statement of Assets and Liabilities	Financial Instruments	Cash Collateral	Net Amount
Written Options	$(118,755)	$118,755	$—	$—

Foreign Currency Translation
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex‐dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex‐dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Fund bears expenses incurred specifically for the Fund and general Trust expenses.

Dividend Distributions
The Fund may declare and distribute dividends from net investment income (if any) at the end of each calendar quarter. Distributions from capital gains (if any) are generally declared and distributed annually. Dividends and distributions to shareholders are recorded on ex‐date.

Fees on Redemptions
Prior to February 28, 2016, the Fund charged a redemption fee of 2.00% on redemptions of Fund’s shares occurring within one year following the issuance of such shares. The redemption fee is not a fee to finance sales or sales promotion expenses, but is paid to the Fund to defray the costs of liquidating an investor and discouraging short‐term trading of the Fund’s shares. No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions, or on amounts representing capital appreciation of shares.

Semi-Annual Report | April 30, 2017	17

Centaur Total Return Fund	Notes to Financial Statements
April 30, 2017 (Unaudited)

Warrants
The Fund may invest in warrants. The Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and/or preferred stock. Warrants are derivatives that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment.

This leveraging increases an investor’s risk; however, in the event of a decline in the value of the underlying security, a complete loss of the amount invested in the warrant may result. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Federal Income Taxes
As of and during the six months ended April 30, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

3. TRANSACTIONS WITH AFFILIATES

Advisor
Centaur Capital Partners, L.P. is the Fund’s investment advisor (the “Advisor”). The Fund pays the Advisor a monthly fee based upon the average daily net assets of the Fund and calculated at an annual rate of 1.50%. For the six months ended April 30, 2017, the Advisor earned advisory fees of $197,565.

The Advisor entered into a contractual agreement (“Expense Limit Agreement”) with the Fund through February 28, 2018, to waive a portion of its advisory fee and to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, other extraordinary expenses, dividend expense on securities sold short, “acquired fund fees and expenses” and 12b‐1 fees) do not exceed 1.95% of the average daily net assets of the Fund. For the six months ended April 30, 2017, the Advisor waived/reimbursed expenses in the amount of $75,714.

Administrator
Ultimus Fund Solutions, LLC (the “Administrator”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays the Administrator fees in accordance with the Master Services Agreement for such services. In addition, the Fund pays out-of-pocket expenses including but not limited to postage, supplies and costs of pricing its portfolio securities.

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Centaur Total Return Fund	Notes to Financial Statements
April 30, 2017 (Unaudited)

Distributor
Ultimus Fund Distributors, LLC (the “Distributor”) serves as the Trust’s Distributor. The Distributor acts an agent for the Trust and the distributor of its shares. The Distributor is compensated by the Advisor for its services provided to the Trust.

Certain officers of the Trust are also officers of the Advisor or the Administrator.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investment securities, excluding short‐term securities, are $6,881,617 and $9,651,253, respectively, for the six months ended April 30, 2017. There were no purchases or sales of U.S. government securities for the six months ended April 30, 2017.

5. FEDERAL INCOME TAXES

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Management has reviewed the Fund’s tax positions to be taken on federal income tax returns for the open tax years of 2014, 2015 and 2016 and as of and during the six months ended April 30, 2017, and has determined that the Fund does not have a liability for uncertain tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

As of April 30, 2017, the aggregate cost of investments, gross unrealized appreciation and net unrealized depreciation for Federal tax purposes was as follows:

	Cost of Investments for Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Centaur Total Return Fund	$24,472,120	$1,878,769	$(128,927)	$1,749,842

Distributions paid during the fiscal years ended October 31, were characterized for tax purposes as follows:

	For the fiscal year ended	Ordinary Income	Long-Term Capital Gains
Centaur Total Return Fund	10/31/2016	$960,176	$527,789
	10/31/2015	2,532,429	728,643

As of October 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital Gains	Net Unrealized Appreciation on Investments, Derivatives and Foreign Currency	Total Distributable Earnings
Centaur Total Return Fund	$725,592	$541,200	$637,379	$1,904,171

The difference between book basis and tax basis net unrealized appreciation/(depreciation) is attributable to the deferral of losses from wash sales, and the mark to market of passive foreign investment companies.

As of October 31, 2016, the Fund had no accumulated capital loss carryforwards.

Semi-Annual Report | April 30, 2017	19

Centaur Total Return Fund	Notes to Financial Statements
April 30, 2017 (Unaudited)

6. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. The Fund expects the risk of loss to be remote.

7. TRUSTEE COMPENSATION

As of April 30, 2017 there were two Trustees, both of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). Each of the Independent Trustees receives a fee of $2,000 each year plus $500 per series of the Trust per meeting attended in person and $200 per series of the Trust per meeting attended by telephone. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. All Trustees and officers are reimbursed for any out‐of‐pocket expenses incurred in connection with attendance at meetings.

8. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosure and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

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Centaur Total Return Fund	Summary of Fund Expenses
April 30, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees for shares redeemed within one year and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value, November 1, 2016	Ending Account Value, April 30, 2017	Expense Ratio(a)	Expense Paid During Period November 1, 2016 to April 30, 2017(b)
Actual	$ 1,000.00	$ 970.50	1.95%	$ 9.69
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,015.38	1.95%	$ 9.91

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.

(b)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181), divided by 365.

Semi-Annual Report | April 30, 2017	21

Centaur Total Return Fund	Additional Information
April 30, 2017 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to the Fund’s Statement of Additional Information and are available, (1) without charge, upon request, by calling (1-888-484-5766) and (2) on the SEC’s website at http://ww.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov, or is available without charge, upon request, by calling the Fund at 1-888-484-5766. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330, (1-800-732-0330).

22	www.centaurmutualfunds.com

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Item 2. Code of Ethics. NOT APPLICABLE – disclosed with annual report

Item 3. Audit Committee Financial Expert. NOT APPLICABLE- disclosed with annual report

Item 4. Principle Accountant Fees and Services. NOT APPLICABLE – disclosed with annual report

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.
NOT APPLICABLE

Item 11. Controls and Procedures.
(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not Applicable – filed with annual report

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Centaur Mutual Funds Trust

By (Signature and Title)*		/s/ M. Ezekial Ashton
M. Ezekial Ashton, President and Executive Officer

Date	7/6/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ M. Ezekial Ashton
M. Ezekial Ashton, President and Executive Officer

Date	7/6/2017

By (Signature and Title)*		/s/ Gennifer Ashton
Gennifer Ashton, Treasurer and Principal Accounting Officer

Date	7/6/2017